UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 15, 2015

Date of Earliest Event Reported: June 11, 2015

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4447 N Central Expressway Suite 110-135 Dallas, TX 75205
(Address of principal executive offices)

(972) 885-3981
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s recent Annual Reports on Form 10-K, and the Company’s recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 1.01 - Entry into a Material Definitive Agreement

Elite Data Services, Inc. (the “Company”, “we” and “us”) has implemented a strategic financing strategy whereby we are raising short- term cash using convertible debentures. Below is a summary of the terms of these agreements:

Convertible Note with JSJ Investments Inc.

On June 11, 2015 the Company issued a 12% Convertible Note (the “JSJ Note”) to JSJ Investments, Inc (“JSJ”) in the principal amount of $100,000 (net $88,000 to the Company after payment of related legal and broker fees). The JSJ Note bears interest at the rate of 12% per annum, and is due December 11, 2015 (the “Maturity Date”). The JSJ Note has a redemption premium of 135% of the Principal if paid within 90 and 120 days, which increases to a redemption premium of 145% if after the 120th day (the "Repayment Amount"). At any time or times on or after the Maturity Date, the Holder shall be entitled to convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock of the Company at a 45% discount to the lowest trading price during the previous twenty (20) trading days to the date of the Conversion Notice.

The description above of the JSJ Note does not purport to be complete and is qualified in its entirety by reference to the full text of the JSJ Note, a copy of which is filed as 10.45 hereto, respectively.

Convertible Note with LG Capital Funding, LLC (“LG”)

On June 11, 2015, the Company and LG Capital Funding, LLC (“LG”) entered into a Securities Purchase Agreement (the "LG SPA") under which we issued a convertible note in the principal amount of $105,000 (the "LG Note") due June 11, 2016 bearing interest at the rate of 6% per annum. After broker and legal fees, the Company netted $90,000. The LG Note is due and payable on June 11, 2016, with interest payable in shares of common stock. If the Company fails to repay the LG Note when due, or if other events of default thereunder apply, a default interest rate of 24% per annum will apply. In addition, if we fail to issue unrestricted stock to LG within three business days of receipt of a notice of conversion, we must pay a $250 per day penalty, which fee increases to $500 per day beginning on the tenth day. The LG Note is convertible into shares of our common stock at a conversion price equal to 58% of the lowest closing bid price of our common stock for the ten trading days on or prior to the date upon which notice of conversion is received, subject to reduction to 48% if there is DTC Chill placed on our shares of common stock. The Company may prepay in full the unpaid principal and interest on the LG Capital Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 115% to 140% of the then outstanding balance on the LG Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made. Additionally, upon the occurrence of certain fundamental events as described in the LG Note, we are required to repay the note at the request of the holder in an amount equal to 150% of the then balance of the note. Further, such redemption must be closed and funded within 3 days of giving notice of redemption of the right to redeem shall be null and void.

The descriptions above of the LG Note and the LG SPA do not purport to be complete and are qualified in their entirety by reference to the full text of the LG Note and LG SPA, a copy of which is filed as 10.46 and 10.47 hereto, respectively.

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Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the JSJ Note, the LG Note, and LG SPA is incorporated herein by reference.

Item 3.02 - Unregistered Sales of Equity Securities

As described above in Item 1.01 of this Current Report, which information is incorporated by reference in this Item 3.02, we sold the LG Note in the amount of $105,000 and the JSJ Note in the amount of $100,000.

We claim an exemption from registration for the issuances and grant described above pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuances and grant did not involve a public offering, the recipients were “accredited investors”, the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 - Financials Statements and Exhibits.

Exhibit Number	Description

10.45*	12% Convertible Note between Elite Data Services, Inc. and JSJ Investments, Inc. dated June 11, 2015
10.46*	8% Convertible Redeemable Note dated June 11, 2015 between Elite Data Services, Inc. and LG Capital Funding, LLC
10.47*	Securities Purchase Agreement dated June 11, 2015 between Elite Data Services, Inc. and LG Capital Funding, LLC

_______

*Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: June 15, 2015	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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